                                                                    EXHIBIT 99.1


W. Phillip Marcum                   Philip Bourdillon/Gene Heller
Chairman and CEO                    Silverman Heller Associates
303-785-8080                        310-208-2550

                          METRETEK TECHNOLOGIES REPORTS
                       FOURTH-QUARTER AND YEAR-END RESULTS


DENVER - MARCH 21, 2005 - For the three months ended December 31, 2004, METRETEK TECHNOLOGIES, INC. (OTCBB: MTEK) reported revenues of $9.2 million and income from continuing operations of $723,000, or $0.05 per share on 12,014,467 diluted weighted average shares outstanding. In the comparable period a year ago, the Company reported revenues of $7.6 million and income from continuing operations of $716,000, or $0.05 per share on 6,393,432 diluted weighted average shares outstanding.

Net income in the fourth quarters of 2004 and 2003 was $413,000 and $401,000, respectively, and included losses on discontinued operations of, respectively, $309,000 and $315,000. The losses on discontinued operations relate to the sale of the contract manufacturing business and related manufacturing assets of Metretek Contract Manufacturing, Inc. (MCM), a majority-owned subsidiary of the Company's Metretek, Incorporated (Metretek Florida) subsidiary. The sale was completed on December 30, 2004, and the Company does not expect to encounter any further significant charges in 2005 related to discontinued MCM operations.

For the twelve months ended December 31, 2004, the Company reported revenues of $35.2 million and income from continuing operations of $1.6 million, or $0.03 per share on 10,035,730 diluted weighted average shares outstanding. For the twelve months ended December 31, 2003, the Company reported revenues of $36.5 million and income from continuing operations of $1.9 million, or $0.11 per share on 6,051,580 diluted weighted average shares outstanding. The Company reported a net loss in 2004 of $3,244,000, which included a loss on discontinued operations of $4,819,000, compared to net income of $879,000 in 2003, which included a loss on discontinued operations of $980,000.

The increases in weighted average common shares outstanding in 2004 compared to 2003 reflect principally the May 2004 private placement of approximately 3.5 million shares of common stock (with warrants to purchase approximately 700,000 shares of common stock) that generated net proceeds of approximately $9.8 million, and the related conversion of 2,750 shares of Series B Preferred Stock, including accrued dividends, into approximately 1.3 million shares of common stock (and a like number of warrants), as well as the issuance of 950,000 common shares in exchange for the outstanding minority shareholder interest in the Company's PowerSecure subsidiary.

Of the proceeds from the May 2004 private placement, $6.2 million was allocated to satisfy the December 2004 mandatory redemption obligation related to the remaining 4,250 shares of Series B Preferred Stock. Deemed dividend distributions recorded by the Company on its Series B Preferred Stock in 2004 and 2003 were $1.2 million and $890,000, respectively. As of December 31, 2004, all Series B Preferred Stock was retired; the Company will incur no further deemed dividend distribution in 2005.

"Overall, we are very pleased with both the business and financial progress realized in 2004," said W. Phillip Marcum, president and CEO. "The Company completed a very healthy restructuring of its balance sheet during the year, and at the same time provided additional evidence of the viability of PowerSecure's business model." Marcum noted that all operations are well positioned to achieve good results in 2005.

Marcum reiterated the Company's guidance for 2005: revenues are expected to be in the range of $41 million to $42 million, with net income of approximately $3.0 million, or approximately $0.25 per share ($0.19 per share on fully diluted shares). Following is a breakdown of revenues and profit (loss) for the Company's three major subsidiaries; numbers for 2005 are the Company's current estimates (amounts are in millions):

                                            REVENUES   SEGMENT PROFIT (LOSS)
                                            --------   ---------------------
SOUTHERN FLOW COMPANIES:   2005 est.        $   12.9         $   2.0
                           2004             $   12.8         $   1.9
                           2003             $   11.8         $   1.6

POWERSECURE:               2005 est.        $   23.5         $   2.0
                           2004             $   18.6         $   1.3
                           2003             $   17.1         $   1.6

METRETEK, INCORPORATED:    2005 est.        $    4.6         $   0.4
                           2004             $    3.3         $  (0.2)
                           2003             $    7.4         $   0.7

         (Amounts in the table above do not include corporate overhead and certain other income and expense items such as interest expense and equity income of unconsolidated affiliate)

Adjusted EBITDA:

Adjusted EBITDA for the year ended December 31, 2004 was $2,920,000, compared to $2,924,000 for the year ended December 31, 2003. As computed by the Company, adjusted EBITDA is a non-GAAP financial measure (as such term is defined by the Securities and Exchange Commission) computed as income from continuing operations before interest and finance charges, income taxes, depreciation and amortization, and minority interest.

By eliminating certain expenses not necessarily indicative of the results of the Company's core operations, management believes that adjusted EBITDA offers a useful tool to measure and monitor the Company's operating performance, and provides meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results. Adjusted EBITDA is also used by management to assist in planning and forecasting future operations. However, adjusted EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. Adjusted EBITDA should be considered only as a supplement to, and not as a substitute for or in isolation from, other measures of financial performance and liquidity reported in accordance with generally accepted accounting principles ("GAAP"), such as net income.

Conference Call and Webcast:

At 2:30 p.m. MST (4:30 p.m. EST) today, March 21, the Company will hold a teleconference to discuss the financial results and future plans and prospects. To participate in the teleconference, please call (toll free) 800-291-8929 (or 706-634-0478 for international callers) approximately 10 minutes prior to the start time and indicate that you are dialing into the Metretek Technologies conference call.

This call is being Webcast and can be accessed live via the Internet at the Company's website, www.metretek.com; to access the call, click on the "Investor Info" button and then click on the icon for the "2004 fourth-quarter results teleconference." The Webcast player will open following completion of a brief registration process. The Webcast will also be available at www.FullDisclosure.com. To access the call, type in Metretek's stock symbol, MTEK, in the top right corner of the FullDisclosure home page to be taken to the Company's webcast page. These websites will host an archive of the teleconference. Additionally, a playback of the call will be available for 48 hours beginning at 5:30 p.m. MST on March 21; you may access the playback by calling 800-642-1687 (or for international callers 706-645-9291) and providing Conference ID number 4785051.

About Metretek Technologies:

Metretek Technologies, Inc. through its subsidiaries -- Southern Flow Companies, Inc.; PowerSecure, Inc.; and Metretek, Incorporated (Metretek Florida) -- is a diversified provider of energy measurement products, services and data management systems to industrial and commercial users and suppliers of natural gas and electricity.

Safe-Harbor Statement:

All forward-looking statements contained in this press release are made within the meaning of and under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements regarding the business prospects for the Company and its subsidiaries; the outlook for consolidated revenues and earnings in 2005; the outlook for revenues and segment profits of the Company's subsidiaries in 2005; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; statements about raising additional capital; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company's ability to obtain sufficient capital and liquidity on favorable terms to meet its operating, working capital and debt service requirements and other capital commitments and contingencies and to fund the growth of its business; the effects of pending and future litigation, claims and disputes and the resolution thereof; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the markets for the products and services of Metretek Florida, and management's expectations of any strengthening thereof; the effects of competition in the Company's markets, including the introduction of competing products, services and technologies; customer and industry demand and preferences and purchasing patterns; the Company's ability to attract, retain and motivate key personnel; the ability of the Company to secure and maintain key contracts, relationships and alliances and to make successful acquisitions; changes in the energy industry generally and in the natural gas and electricity industries in particular; general economic, market and business conditions; the effects of international conflicts and terrorism; and other factors identified from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K and subsequently filed forms. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.



                            (financial tables follow)

                           METRETEK TECHNOLOGIES, INC.
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)


                                                      Fourth Quarter Ended                       Year Ended
                                                           December 31,                         December 31,
                                                     2004               2003               2004               2003
                                                 ------------       ------------       ------------       ------------
Total revenues                                   $  9,208,424       $  7,608,980       $ 35,176,923       $ 36,473,736
Total costs and expenses                            8,800,995          6,935,466         34,570,407         34,818,979
                                                 ------------       ------------       ------------       ------------
Operating income                                      407,429            673,514            606,516          1,654,757
Minority interest                                     (36,951)           (85,515)          (238,389)          (207,280)
Income taxes                                          (11,603)           (12,016)           (47,590)           (56,980)
Equity income                                         363,871            140,450          1,254,509            468,790
                                                 ------------       ------------       ------------       ------------
Income from continuing operations                     722,746            716,433          1,575,046          1,859,287
Loss on discontinued operations                      (309,318)          (315,409)        (4,818,586)          (980,302)
                                                 ------------       ------------       ------------       ------------
Net income (loss)                                $    413,428       $    401,024       $ (3,243,540)      $    878,985
                                                 ============       ============       ============       ============

BASIC EARNINGS (LOSS) PER COMMON SHARE:
      Income from continuing operations          $       0.05       $       0.05       $       0.03       $       0.11
      Loss from discontinued operations                 (0.03)             (0.05)             (0.50)             (0.16)
                                                 ------------       ------------       ------------       ------------
      Income (loss) per common share             $       0.02       $       0.00       $      (0.47)      $      (0.06)
                                                 ============       ============       ============       ============

DILUTED EARNINGS (LOSS) PER COMMON SHARE:
      Income from continuing operations          $       0.05       $       0.05       $       0.03       $       0.11
      Loss from discontinued operations                 (0.03)             (0.05)             (0.48)             (0.16)
                                                 ------------       ------------       ------------       ------------
      Income (loss) per common share             $       0.02       $       0.00       $      (0.45)      $      (0.06)
                                                 ============       ============       ============       ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING,
      BASIC                                        11,618,231          6,043,469          9,531,199          6,043,469
                                                 ============       ============       ============       ============
      DILUTED                                      12,014,467          6,393,432         10,035,730          6,051,580
                                                 ============       ============       ============       ============

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

                                                           December 31,      December 31,
                                                               2004              2003
                                                           ------------      ------------
Total current assets                                       $ 15,394,937      $ 13,248,168
Property, plant and equipment, net                            2,737,130         1,405,350
Total other assets                                           12,078,849         8,673,023
                                                           ------------      ------------

Total assets                                               $ 30,210,916      $ 23,326,541
                                                           ============      ============

Total current liabilities                                  $ 10,278,052      $  7,284,539
Long-term notes payable and capital lease obligations         6,082,159         5,243,433
Liabilities of discontinued operations                          843,649                --
Minority interest in subsidiaries                                89,792           207,280
Redeemable preferred stock-Series B                                  --         9,422,132
Total stockholders' equity                                   12,917,264         1,169,157
                                                           ------------      ------------

Total liabilities and stockholders' equity                 $ 30,210,916      $ 23,326,541
                                                           ============      ============

                 RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME

In accordance with Regulation G, set forth below is a reconciliation of adjusted EBITDA, a non-GAAP financial measure, to income from continuing operations, its most directly comparable financial measure computed in accordance with GAAP.

                                            Fourth Quarter Ended                      Year Ended
                                                 December 31,                        December 31,
                                            2004              2003              2004              2003
                                        ------------      ------------      ------------      ------------
Income from continuing operations       $    722,746      $    716,433      $  1,575,046      $  1,859,287
Add back:
     Interest and finance charges            136,417            74,924           480,110           285,437
     Income taxes                             11,603            12,016            47,590            56,980
     Depreciation and amortization           172,635           131,013           578,516           514,640
     Minority interest                        36,951            85,515           238,389           207,280
                                        ------------      ------------      ------------      ------------
Adjusted EBITDA                         $  1,080,352      $  1,019,901      $  2,919,651      $  2,923,624
                                        ============      ============      ============      ============



                                      # # #



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